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                                                                 Exhibit (i)


                                NORMAN STUMACHER
                           Certified Public Accountant
                          585 Stewart Avenue, Suite 760
                           Garden City, New York 11530
                                 (516) 222-6096




                                   August 15, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

          RE:    PC ETCETERA, INC.
          ------------------------

Dear Sirs:

          We have read Item 4 of PC Etcetera, Inc.'s Form 8-K for an event dated August 11, 1995 and are in agreement with the statements contained therein.



                                   Very truly yours,

                                   /s/Norman Stumacher

                                   Norman Stumacher